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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported):
                                  April 4, 2003
                                  -------------

                             United Bankshares, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        West Virginia                   No. 0-13322               55-0641179
  ---------------------------     ------------------------    ------------------
 (State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                300 United Center
                            500 Virginia Street, East
                         Charleston, West Virginia 25301
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                    (Address of Principal Executive Offices)

                                 (304) 424-8800
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

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Item 5.  Other Events

         After the close of business on April 4, 2003, United Bankshares, Inc. ("United"), a West Virginia corporation, and Sequoia Bancshares, Inc. ("Sequoia"), a Delaware corporation headquartered in Bethesda, Maryland, entered into an Agreement and Plan of Reorganization (the "Agreement") which sets forth the terms and conditions under which Sequoia would merge with and into United (the "Merger") in a transaction intended to be accounted for under the purchase method of accounting.

         The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Sequoia, par value $0.01 per share, (other than any shares held by United other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.05 shares of United common stock, par value $2.50 per share and cash of $10.00, or a combination thereof, subject to elections and allocation procedures and the right to receive cash in lieu of any fractional share without interest.

         In connection with the execution of the Agreement, United Bank ("UB"), a wholly-owned subsidiary of United, and Sequoia Bank, a wholly-owned subsidiary of Sequoia, will enter into an Agreement and Plan of Merger (the "Bank Agreement"). The Bank Agreement will set forth the terms and conditions, including the Merger, pursuant to which UB would merge with Sequoia Bank (the "Bank Merger").

         Consummation of the Merger is subject to approval of the shareholders of Sequoia and the receipt of all required regulatory approvals, as well as other customary conditions.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               99.1 Press Release, dated April 7, 2003, issued by United Bankshares, Inc.

               99.2 Selected Unaudited Supplemental Financial and Nonfinancial Information

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED BANKSHARES, INC.


Date: April 7, 2003                      By:  /s/ Steven E. Wilson
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                                         Steven E. Wilson, Executive Vice
                                         President, Treasurer, Secretary and
                                         Chief Financial Officer